Income Tax	6 Months Ended
Mar. 31, 2026
Income Tax [Abstract]
INCOME TAX

14. INCOME TAX

Cayman Islands

The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains, or appreciation and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to us levied by the Government of the Cayman Islands except for stamp duties which may be applicable on instruments executed in, or, after execution, brought within the jurisdiction of the Cayman Islands. No stamp duty is payable in the Cayman Islands on the issue of shares by, or any transfers of shares of, Cayman Islands companies (except those which hold interests in land in the Cayman Islands). There are no exchange control regulations or currency restrictions in the Cayman Islands.

British Virgin Islands

Golden Heaven BVI is incorporated in the BVI as an offshore holding company and is not subject to tax on income or capital gain under the laws of BVI.

Payments of dividends and capital in respect of our Ordinary Shares will not be subject to taxation in the BVI and no withholding will be required on the payment of a dividend or capital to any holder of our Ordinary Shares, as the case may be, nor will gains derived from the disposal of our Ordinary Shares be subject to BVI income or corporation tax.

Hong Kong

Golden Heaven HK is incorporated in Hong Kong and is subject to profit taxes in Hong Kong at a rate of 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000. However, Golden Heaven HK did not generate any assessable profits arising in or derived from Hong Kong for the six months ended March 31, 2026 and 2025, and accordingly no provision for Hong Kong profits tax was made in these periods.

PRC

Effective on January 1, 2008, the Taxation Law of PRC stipulates that domestic enterprises and foreign invested enterprises (the “FIEs”) are subject to a uniform tax rate of 25%. Under the PRC tax law, companies are required to make provision of income tax expenses based on 25% tax rate; companies that received preferential tax rates are also required to use a 25% tax rate for their installment tax payments. The overpayment, however, will not be refunded and can only be used to offset future tax liabilities.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the six months ended March 31, 2026 and 2025, the Company had no unrecognized tax benefits.

The Company has not provided deferred tax assets from foreign subsidiaries’ operating losses, because currently no foreign business operations and no future income are anticipated.

The amount of unrecognized deferred tax liabilities for temporary differences related to dividends from foreign subsidiaries is not determined, because such determination is not practical.

The Company has not provided deferred taxes on undistributed earnings attributable to its PRC subsidiaries, as such undistributed earnings are to be permanently reinvested.

The Company does not anticipate any significant increase in its liability for unrecognized tax benefits within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. Interest and penalties related to uncertain tax positions are recognized and recorded as necessary in the provision for income taxes. The Company is subject to income taxes in the PRC. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations is extended to five years under special circumstances, where the underpayment of taxes is more than RMB 100,000. In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. There were no uncertain tax positions as of March 31, 2026 and September 30, 2025 and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.

Profit before income taxes is attributable to the following geographic locations for the six months ended March 31:

	2026	2025
Cayman Islands	$3,457,664	$9,671,784
PRC	2,429,410	394,705
BVI	38	36
HK	36	35
Total profit before income taxes	$5,887,148	$10,066,560

The components of the income tax provision were as follows:

	2026	2025
Current tax provision
Cayman Islands	$-	$-
PRC	672,039	568,688
BVI	-	-
HK	-	-
Total income tax provisions	$672,039	$568,688

Reconciliation of the differences between the income tax provision computed based on PRC statutory income tax rate and the Company’s actual income tax provision for the six months ended March 31, 2026 and 2025 are as follows:

	2026	2025
Income tax expense computed based on PRC statutory	$(1,471,787)	$(2,516,640)
Deferred tax asset on unutilized tax losses not recognized	799,748	1,947,952
Total	$672,039	$568,688

The Company’s deferred tax assets, net was comprised of the following:

	As of March 30, 2026	As of September 30, 2025
Net operating loss	$8,464,051	$13,077,116
Deferred tax asset	$2,116,013	$3,386,706
Valuation allowance	(2,116,013)	(3,386,706)
Total deferred tax assets, net	$-	$-

Subsequent to March 31, 2026, the Company completed the disposal of its BVI holding company and its subsidiaries. The net operating loss carryforwards and related deferred tax assets disclosed above primarily relate to the disposed group. Accordingly, the related deferred tax assets were derecognized upon completion of the disposal.

The Company’s operations incurred a cumulative net operating loss (“NOL”) which may reduce future taxable income. During the six months ended March 31, 2025, the cumulative NOL was $12.34 million. During the six months ended March 31, 2025, the cumulative NOL was $8.46 million. The remaining balance is carried forward indefinitely.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. Management considers new evidence, both positive and negative, that could affect the Company’s future realization of deferred tax assets including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes and other relevant factors. The Company determined that it is more likely than not its deferred tax assets could not be realized due to uncertainty about future earnings in the PRC.  operations. The Company provided a 100% valuation allowance for its deferred tax assets as of March 31, 2026 and September 30, 2025, respectively.